SUPPLEMENT DATED NOVEMBER 24, 1999 TO PROSPECTUSES*



	The following information supplements the information set forth in the Prospectus under "Deferred sales charges":

Each time you place a request to sell shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first sell any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

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*Prospectuses dated:

Smith Barney Money Funds, Inc.					April
30, 1999
Smith Barney Municipal Money Market Fund, Inc.			July 29,
1999
Smith Barney Muni Funds
	California Money Market Portfolio				July 29,
1999
	Massachusetts Money Market Portfolio
	September 9, 1999
	New York Money Market Portfolio				July 29,
1999

FD 01759